EXCHANGE LISTED FUNDS TRUST

QRAFT AI-Pilot U.S. Large Cap Dynamic Beta and Income ETF

NYSE ARCA Ticker: AIDB

QRAFT AI-Enhanced U.S. Next Value ETF

NYSE ARCA Ticker: NVQ

Supplement dated January 17, 2024

to the currently effective Summary Prospectus, Prospectus, and Statement of Additional Information

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and Statement of Additional Information for the QRAFT AI-Pilot U.S. Large Cap Dynamic Beta and Income ETF and QRAFT AI-Enhanced U.S. Next Value ETF (each a “Fund” and together, the “Funds”) and should be read in conjunction with those documents.

After careful consideration, Exchange Traded Concepts, LLC, the Fund’s investment adviser, in consultation with Qraft Technologies, Inc., the Fund’s sponsor and technology provider, has recommended, and the Board of Trustees of Exchange Listed Funds Trust has approved, the termination and liquidation of the Funds pursuant to the terms of Plans of Liquidation. Accordingly, the Funds are expected to cease operations and liquidate on or about February 16, 2024 (the “Liquidation Date”).

Each Fund will be closed to orders for new creation units on February 13, 2024, and the last day of trading of each Fund’s shares on the NYSE Arca, Inc. will be on or about February 14, 2024. From February 13, 2024, through the last day of trading, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for Fund shares during that time period. Customary brokerage charges may apply to such transactions. From the last day of trading through the Liquidation Date, shareholders will not be able to purchase or sell shares in the secondary market.

In anticipation of the liquidation, the Funds will be managed in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, in preparation for the liquidation, all or a portion of the Funds may not be invested in a manner consistent with their respective stated investment strategy, which may prevent the Funds from achieving their investment objective.

On or about the Liquidation Date, each Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders. These distributions are taxable events. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. As calculated on the Liquidation Date, each Fund’s net asset value will reflect the costs of liquidating the Fund. Once the distributions are complete, each Fund will terminate.

If you would like additional information, please call: (855)-973-7880 or visit: www.qraftaietf.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.